UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report: May 26, 2017
(Date of earliest event reported)

BIOLOG, INC.
(Exact name of registrant as specified in its charter)

Utah --------------------------------	000-53696 --------------------------------	87-0279370 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1223 W Belden Avenue
Syeacuse, New York 12304
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(Address of principal executive offices) (Zip Code)

(315) 701-10320
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(Registrant's telephone no., including area code)

4 Colonial Avenue, Albany, NY 12203
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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On May 26, 2017, Board of Directors of the Company approved the termination of MaloneBailey, LLP (“MaloneBailey”) as the Company’s independent registered public accounting firm.

Concurrent with this action, Board of Directors of the Company ratified and approved the appointment of Boyle CPA, LLC (“Boyle”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 and its engagement agreement dated May 25, 2017. Boyle is located at P.O. Box 726. Red Bank, New Jersey 07701.

The Company’s financial statements of the fiscal years ended December 31, 2014 were audited by MaloneBaileye’s report on our financial statements, which did not contain an adverse opinion, a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. MaloneBailey's report on our financial statements for the fiscal year ended December 31, 2013 through March 30, 2014, however, stated that there is substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2015 and through May 25, 2017, (a) there were no disagreements with Enterprise on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Stegman, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided MaloneBailey with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested MaloneBailey to furnish a letter addressed to the SEC stating whether it agrees with the statements made above.  To be filed herewith as Exhibit 16.1 is a copy of MaloneBailey's letter to the SEC dated May 25, 2017.

During the Company's previous fiscal years ended December 31, 2016 through May 25, 2017, neither the Company nor anyone on the Company's behalf consulted with MaloneBailey regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any matter that was either the subject of a disagreement or a reportable event as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has authorized MaloneBailey to respond fully to all inquiries of Boyle.

ITEM 5.02         DEPARTURES OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On May 26, 2017 In accordance with the Special Meeting of the Shareholders, Gerald Fay, Pat Scorzelli and Mike Healey resigned as Director and Officer of the Registrant and Shelli Fields of Syracuse, New York was elected as a Director, and appointed as Chief Executive Officer of the Registrant

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter from Auditors to the Securities aNd Exchange Comission dated May 26, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized .

BIOLOG, INC.
(Registrant)

Date: May 26, 2017	By: /s/ SHELLI FIELDS
Shelli Fields
Chief Executive Officer and
Director
(Duly Authorized Officer)